                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM T-1
            STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF
               1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE



      UNITED STATES CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                    TRUSTEE PURSUANT TO SECTION 305(B)(2) []



                     Law Debenture Trust Company of New York
               ---------------------------------------------------
               (Exact name of trustee as specified in its charter)

                          New York                         01-0622605
                          --------                         ----------
(Jurisdiction of incorporation or organization   (I.R.S. Employer Identification
          if not a U.S. national bank)                          Number)


               767 Third Avenue, 31st Floor                   10017
              ----------------------------                    -----
        (Address of principal executive offices)            (Zip Code)



                              CT Corporation System
                              ---------------------
                       1111 8th Avenue, New York, NY 10011
                       -----------------------------------
           (Name, address and telephone number of agent for services)

                           Petroleum Geo-Services ASA
               (Exact name of obligor as specified in its charter)

                    Norway                                      NA
                    ------                                      --
(State or other jurisdiction of incorporation)           (I.R.S. Employer
                or organization)                        Identification No.)


  Strandvien 4, N-1366, Lysaker, Norway                         NA
  -------------------------------------                         --
(Address of principal executive offices)                    (Zip Code)



  10% Senior Notes due 2010 US$350,000,000 aggregate initial principal amount* 8% Senior Notes due 2006 US$250,000,000 aggregate initial principal amount*
*In each case subject to adjustment as provided in the Company's First Amended Plan of Reorganization.
                      (Title of the indenture securities)

ITEM 1.    GENERAL INFORMATION.

Furnish the following information as to the trustee-

     a. Name and address of each examining or supervising authority to which it is subject. Securities and Exchange Commission; New York State Banking Commission

     b.   Whether it is authorized to exercise corporate trust powers. yes
                                                                       ---
ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

If the obligor is an affiliate of the trustee, describe each such affiliation.

                                                                            N/A
                                                                            ---

ITEM 3.  VOTING SECURITIES OF THE TRUSTEE.

Furnish the following information as to each class of voting securities of the trustee: As of September 10, 2003:

         Title of Class                      Amount Outstanding
         --------------                      ------------------
              None                                   $0

ITEM 4.  TRUSTEESHIPS UNDER OTHER INDENTURES.

If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, furnish the following information:

     a.   Title of the securities outstanding under each such other indenture.

     b. A brief statement of the facts relied upon as a basis for the claim that no conflicting interest within the meaning of Section 310(b)(1) of the Act arises as a result of the trusteeship under any such other indenture, including a statement as to how the indenture securities will rank as compared with the securities issued under such other indenture.

Title of Securities                        Conflict of Interest?
-------------------                        ---------------------
NONE                                       NA

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

If the trustee or any of the directors or executive officers of the trustee is a director, officer, partner, employee, appointee, or representative of the obligor or of any underwriter for the obligor, identify each such person having any such connection and state the nature of each such connection. None
                                                                  ----

ITEM 6. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

Furnish the following information as to the voting securities of the trustee owned beneficially by the obligor and each director, partner, and executive officer of the obligor: As of September 10, 2003: None
                                                  ----

    Name of         Title of         Amount Owned                 Percentage of Voting Securities
    -------         --------         ------------                 -------------------------------
     Owner           Class           Beneficiary               Represented by Amount Given in Col. C
     -----           -----           -----------               -------------------------------------
      N/A             N/A                N/A                                     0


ITEM 7.  VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
         OFFICIALS.

Furnish the following information as to the voting securities of the trustee owned beneficially by each underwriter for the obligor and each director, partner, and executive officer of each such underwriter:

As of September 10, 2003:  None
                           ----

    Name of         Title of         Amount Owned                 Percentage of Voting Securities
    -------         --------         ------------                 -------------------------------
     Owner           Class           Beneficiary               Represented by Amount Given in Col. C
     -----           -----           -----------               -------------------------------------
      N/A             N/A                N/A                                     0

ITEM 8.  SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

Furnish the following information as to securities of the obligor owned beneficially or held as collateral security for obligations in default by the trustee:

As of September 10, 2003:  None

                                                             Amount Owned
                    Whether the Securities              Beneficially or Held as               Percentage of Class
                    ----------------------              -----------------------               -------------------
   Title of              are Voting or                  Collateral Security for              Represented by Amount
   --------              -------------                  -----------------------              ---------------------
     Class           Nonvoting Securities               Obligations in Default                  Given in Col. C
     -----           --------------------               ----------------------                  ---------------
      N/A                     N/A                                 N/A                                  0

ITEM 9.  SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

If the trustee owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter any of which are so owned or held by the trustee:
As of September 10, 2003:  None


                                                       Amount Owned Beneficially or
Title of Issuer and                                  Held as Collateral Security for           Percentage of Class
--------------------                                 -------------------------------           -------------------
     Title of                                           Obligations in Default by             Represented by Amount
     ---------                                          -------------------------             ---------------------
       Class             Amount Outstanding                      Trustee                         Given in Col. C
       -----             ------------------                      -------                         ---------------
        N/A                      N/A                               N/A                                  0

ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

If the trustee owns beneficially or holds as collateral security for obligations in default voting securities of a person who, to the knowledge of the trustee
(1) owns 10 percent or more of the voting securities of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person:

As of September 10, 2003:  None

                                                     Amount Owned Beneficially or
    Title of                                        Held as Collateral Security for           Percentage of Class
    --------                                        -------------------------------           -------------------
   Issuer and                Amount                    obligations in Default by             Represented by Amount
   ----------                ------                    -------------------------             ---------------------
 Title of Class            outstanding                          Trustee                         Given in Col. C
 --------------            -----------                          -------                         ---------------
       N/A                     N/A                                N/A                                 N/A

ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

If the trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns 50 percent or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person any of which are so owned or held by the trustee:

As of September 10, 2003:  None

                                                     Amount Owned Beneficially or
    Title of                                        Held as Collateral Security for           Percentage of Class
    --------                                        -------------------------------           -------------------
   Issuer and                Amount                    obligations in Default by             Represented by Amount
   ----------                ------                    -------------------------             ---------------------
 Title of Class            outstanding                          Trustee                         Given in Col. C
 --------------            -----------                          -------                         ---------------
       N/A                     N/A                                N/A                                 N/A

ITEM 12. INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

Except as noted in the instructions, if the obligor is indebted to the trustee, furnish the following information:

As of September 10, 2003:  None

Nature of indebtedness              Amount outstanding               Date Due
----------------------              ------------------               --------
         N/A                                 0                          N/A

ITEM 13. DEFAULTS BY THE OBLIGOR.

     a. State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default. None
                   ----

     b. If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default. None
                                      ----

ITEM 14. AFFILIATIONS WITH THE UNDERWRITERS.

If any underwriter is an affiliate of the trustee, describe each such affiliation. None
             ----

ITEM 15. FOREIGN TRUSTEE.

Identify the order or rule pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act. N/A

ITEM 16. LIST OF EXHIBITS.

List below all exhibits filed as a part of this statement of eligibility.

     1.   A copy of the articles of association of the trustee as now in effect.

     2. A copy of the certificate of authority of the trustee to commence business, if not contained in the articles of association.

     3. A copy of the authorization of the trustee to exercise corporate trust powers, if such authorization is not contained in the documents specified in paragraph (1) or (2) above.

     4. A copy of the existing bylaws of the trustee, or instruments corresponding thereto.

     5. A copy of each indenture referred to in Item 4, if the obligor is in default.

     6.   The consents of United States institutional trustees required by
          Section 321(b) of the Act.

     7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

     8. A copy of any order pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

     9. Foreign trustees are required to furnish a consent to service of process on Form F-X.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Law Debenture Trust Company of New York, a trust company organized and existing under the laws of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 10h day of September, 2003.

                                Law Debenture Trust Company of New York
                                ---------------------------------------
                                (Trustee)


                                By:         /s/ Daniel R Fisher
                                   -------------------------------------
                                     Daniel R Fisher, Senior Vice President

                                     BY-LAWS

                                       OF

                     LAW DEBENTURE TRUST COMPANY OF NEW YORK

                              ARTICLE I - OFFICES

The registered office of the Corporation in the State of New York shall be located in the City and State designated in its Organization Certificate. The Corporation may also maintain offices at such other places within or without the State of New York as the Board of Directors may, from time to time, determine, subject to regulatory agency approval.

                     ARTICLE II - MEETINGS OF SHAREHOLDERS

Section 1. Annual Meetings:

The annual meeting of the shareholders of the Corporation shall be held on the date fixed by the Directors, and each successive annual meeting shall be held within thirteen months after the date of the preceding annual meeting, for the purpose of electing Directors and transacting such other business as may properly come before the meeting. Annual and special meetings may be conducted via telephone or tele-conferencing.

Section 2. Special Meetings:

(a) Special meetings of the shareholders may be called by the Board of Directors. Such meetings shall be held within or without the State of New York.

(b) If, for a period of thirteen months after the formation of the Corporation or the last annual meeting, there is a failure to elect a sufficient number of Directors to conduct the business of the Corporation, the Board of Directors shall call a special meeting for the election of Directors.

(c) If such special meeting as referred to in subsection (b) of this Section of these By-Laws is not called by the Board of Directors within two weeks after the expiration of such period or if it is called but there is a failure to elect such Directors for a period of two months after the expiration of such period, holders of the shares entitled to vote in an election of Directors may make a written demand to the Corporation to call a special meeting for the election of Directors specifying the date and month of such meeting, which shall not be less than sixty nor more than ninety days from the date of such written demand.

Section 3. Place of Meetings:

Meetings of shareholders shall be held at the registered office of the Corporation in this State; or at such other places, within or without the State of New York as the Directors may from time to time fix. If no designation is made, the meeting shall be held at the Corporation's registered office in the State of New York.

Section 4. Notice of Meetings:

(a) Written or printed notice of each meeting of shareholders, whether annual or special, stating the time when and place where it is to be held shall be served either personally, by facsimile or by first class mail, by or at the direction of the president, the secretary, or the officer or the person calling the meeting, not less than ten or more than sixty days before the date of the meeting, unless the lapse of the prescribed time shall have been waived before or after the taking of such action, upon each shareholder of record entitled to vote at such meeting, and to any other shareholder to whom the giving of notice may be required by law. Notice of a special meeting shall also state the business to be transacted or the purpose or purposes for which the meeting is called and shall indicate that it is being issued by, or at the direction of, the person or persons calling the meeting. If, at any, meeting, action is proposed to be taken that would, if taken, entitle shareholders to dissent and receive payment for their shares pursuant to the New York Business Corporation Law, the notice of such meeting shall include a statement of that purpose and to that effect. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed. to the shareholder as it appears on the share transfer records of the Corporation.

(b) It shall not be necessary to give notice of as adjourned meeting to the shareholders of record if the time and place to which the meeting is adjourned is announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted on the original date of the meeting. However, if after the adjournment the Board of Directors fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record on the new record date.

Section 5. Shareholders' List:

(a) After fixing a record date for a meeting; the officer who has charge of the stock ledger of the Corporation shall prepare an alphabetical list of the names of all its shareholders entitled to notice of the meeting, arranged by voting group with the address of, and the number, class and series, if any, of shares held by each shareholder. The shareholders' list must be produced at any shareholders' meeting upon the request of any shareholder.

Section 6. Quorum:

(a) Except as otherwise provided herein, or by law or in its Organization Certificate (such Certificate and any amendments thereof being hereinafter collectively referred to as the "Certificate"), a quorum shall be present at all meetings of shareholders of the Corporation if the holders of a majority of the shares entitled to vote on that matter are represented at the meeting in person or by proxy.

(b) The subsequent withdrawal of any shareholder from the meeting, after the commencement of a meeting, or the refusal of any shareholder represented in person or by proxy to vote, shall have no effect on the. existence of a. quorum, after a quorum has been established at such meeting.

(c) Despite the absence of a quorum at any meeting of shareholders, the shareholders present may adjourn the meeting.

Section 7. Voting:

(a) Except as otherwise provided by law, the Certificate or these By-Laws, any corporate action (excluding the election of Directors which requires the affirmative vote of a plurality of shares entitled to vote) receiving the affirmative vote of a majority of shares entitled to vote on that matter, represented either in person or by proxy at a meeting of shareholders at which a quorum is present, shall be the act of the shareholders of the Corporation.

(b) Except as otherwise provided by law or these By-Laws, at each meeting of shareholders, each shareholder of the Corporation entitled to vote thereat shall be entitled to one vote for each, share registered in its name on the books of the Corporation.

Section 8. Proxies:

(a) Each shareholder entitled to vote or to express consent or dissent without a meeting may do so either in person or by proxy, so long. as such proxy is executed in writing by the shareholder, by his attorney-in-fact thereunto duly authorized in writing by the shareholder, by another person or persons duly authorized by the shareholder or by the shareholder's authorized officer, director, employee or agent, signing such writing or causing the shareholder's signature to be affixed to such writing by any reasonable means, including, but not limited to facsimile signature, to act as the shareholder's proxy.

(b) The writing necessary for a valid, proxy may be a written document, or a telegram, cablegram, or other means of electronic transmission in favor of the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information. from which it can be reasonably determined that the telegram, cablegram or other electronic transmission was authorized by the shareholder.

(c) Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to subsection (b), above, may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or, other reproduction shall be a complete reproduction of-the entire original writing or transmission.

Section 9. Action Without a Meeting:

Unless otherwise provided for in the. Certificate, any action to be taken at any annual or special shareholders' meeting may be taken without a meeting on the written and signed consent of all the shareholders of the Corporation entitled to vote at such meeting, setting forth the action so taken.

Section 10. Inspectors:

There shall be one or more inspectors at any shareholders' meeting, appointed by the Board of Directors, to act at ally such meeting or any adjournment and make a written report thereof. The

Board of Directors may appoint an alternate inspector or inspectors to replace any inspector who fails to perform his job in a satisfactory way. If no alternate inspector has been appointed and the person or persons appointed as inspector is unable to act at a shareholders' meeting, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting.

                        ARTICLE III - BOARD OF DIRECTORS

Section 1. Number, Term, Election and Qualifications:

(a) The first Board of Directors and all subsequent Boards of the Corporation shall consist of not less than five or more than eight Directors and shall comply with all regulations pertaining thereto of the Banking Department of the State of New York. The Board of Directors or shareholders all have the power, in the interim between annual and special meetings of the shareholders, to increase or decrease the number of Directors of the Corporation. No decrease shall shorten the term of the incumbent Directors. A Director must be at least eighteen years of age, but need not be a shareholder of the Corporation unless the Certificate of the Corporation or these By-Laws so require.

(b) Except as may otherwise be provided herein or in the Certificate, the members of the Board of Directors of the Corporation shall be elected at the first annual shareholders' meeting and at each annual meeting thereafter by a majority bf the votes cast at a meeting of shareholders by the holders of shares entitled to vote in the election.

(c) The first Board of Directors shall hold office until the first annual meeting of shareholders and until their successors have been duly elected and qualified or until there is a decrease in the number of Directors. Thereafter, Directors, will be elected at the annual meeting of shareholders, and shall hold office until the annual meeting of the shareholders next succeeding their election or until his/her prior death, resignation or removal,

Section 2. Duties and Powers:

The Board of Directors shall be responsible for the control and management of the business and affairs, property and interests of the Corporation, and may exercise all powers of the Corporation, except such as those which under New York State law or under the Certificate or by these By-Laws are expressly conferred upon or reserved to the shareholders or any other person or persons named therein.

Section 3. Regular Meetings: Notice:

(a) A regular meeting of the Board of Directors shall be held either within or without the State of New York at such time and at such place as the Board of Directors shall fix.

(b) No notice shall be required of any regular meeting of the Board of Directors and, if given,. need not specify the purpose of the meeting; provided, however, that in case the Board of Directors shall fix or change the time or place of any regular meeting when such time and place was fixed before such change, notice of such action shall be given to each Director who shall not have been present at the meeting at which such action was. taken in the manner set forth in these

By-Laws with respect to special meetings, unless such notice shall be waived in the manner set forth in these By-Laws.

Section 4. Special Meetings: Notice:

(a) Special meetings of the Board of Directors shall be held at such time and place as may be specified in the respective notices or waivers of notice thereof.

(b) Except as otherwise required by law, written notice of special meetings shall be mailed or sent by facsimile directly to each Director, addressed to him/her at his/her residence or usual place of business, or delivered orally, at least two days before the day on which the meeting is to be held.

(c) Notice of any special meeting shall not be required to be given to any Director who shall attend such meeting without protesting prior thereto or. at its commencement the lack of notice to . him/her, or who submits a signed waiver of notice, whether before or after the meeting. Notice of any adjourned meeting shall-not be required to be given.

Section 5. Chairperson:

The Chairperson of the Board, if any and if present,. shall preside at all meetings of the Board of Directors. If there shall be no Chairperson, or he or she shall be absent, then the president shall preside and, in his or her absence, any other Director chosen by the Board of Directors shall preside.

Section 6. Quorum:

(a) At all meetings of the Board of Directors, or any committee thereof, the presence of a majority of the entire Board, or such committee thereof, shall constitute a quorum for the transaction of business; except as otherwise provided by law, by the Certificate or these By. Laws.

(b) A majority of the Directors present at the time and place of any regular or special meeting may adjourn the same from time to time-without notice, whether or not a quorum exists.

Section 7. Manner of Acting:

(a) At all meetings of the Board of Directors, each Director present shall have one vote, irrespective of the number of shares of stock, if any, which he or she may hold.

(b) Except as otherwise provided bylaw, by the Certificate or these By-Laws, action approved by a majority of the votes of the Directors present at any meeting of the Board or any committee thereof, at which a quorum is present, shall be the act of the Board of Directors or any committee thereof.

(c) Any action authorized in writing made prior or subsequent to such action, by all of the Directors entitled to vote thereon and filed with the minutes. of the Corporation shall be the act of the Board of Directors, or any committee thereof, and have the same force and effect as if the same had been passed by unanimous vote at a duly called meeting of the Board or committee for all purposes and may be stated as such in any document filed with the minutes of the proceedings of the Board of Directors or any committee thereof.

(d) Where appropriate communications facilities are reasonably available, any or all directors shall have the right to participate in any Board of Directors meeting, or a committee of the Board of Directors meeting, by means of conference telephone or any means of communications by which all persons participating in the meeting are able to hear each other.

Section 8. Vacancies:

(a) Any vacancy in the Board of Directors occurring. by reason. of an increase in the number of Directors, or by reason of the death, resignation, disqualification, removal or inability to act of any Director, or other cause, shall be filled by an affirmative vote of a majority of the remaining Directors, though less than a quorum of the Board or by a sole remaining Director, at any regular meeting or special meeting of the Board of Directors called for that purpose.

(b) The shareholders, not the Board of Directors, may fill vacancies in, the Board of Directors occurring in the Board by reason of removal of the Directors without cause, unless the Certificate provides that Directors of the Corporation may also fill such. vacancies resulting from removal without cause.

(c) Unless otherwise provided for by law, the Certificate or these By-Laws, when one or more Directors shall resign from the Board and such resignation is effective at a future date, a majority of the Directors, then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote otherwise to take effect when such resignation or resignations shall become effective.

Section 9. Resignation:

A Director may resign at any time upon his or her written resignation being submitted to the Corporation. Such resignation need not be accepted by the Corporation to be effective, unless otherwise stated in the resignation.

Section 10. Removal:

One or more or all the Directors of the Corporation may be removed with or without cause at any time by the shareholders, at a special meeting of the shareholders called for that purpose.

Section 11. Compensation:

The Board of Directors may authorize and establish reasonable compensation of the Directors for services to the Corporation as Directors, which may include, but not be limited to, attendance at any annual or special meeting of the Board.

Section 12. Committees:

The Board of Directors, by resolution adopted by a majority of the entire Board, may from time to time designate from among its members one or more committees, and alternate members thereof, as they deem desirable, each consisting of two or more members, with such powers and authority (to the extent permitted by law and these By-Laws) as may be provided in such resolution. Each such committee shall serve at the pleasure of the Board and, unless otherwise stated by law, the Certificate or these By-Laws, shall be governed by the rules and regulations stated herein regarding the Board of Directors.

                             ARTICLE IV - OFFICERS

Section 1. Number, Qualifications, Election and Term of Office:

(a) The Corporation's officers .shall have such titles and duties as shall be stated in these ByLaws or, in a resolution of the Board of Directors which is not inconsistent with these By-Laws. The officers of the Corporation may consist of a president, one or more vice-presidents, a secretary and a treasurer, and such other officers as the Board of Directors may determine from time to time. Any two. or more offices may be held by the same person, except for the offices of president and secretary which must be held by separate people, unless all of the issued and outstanding stock of the Corporation is owned by one person or entity.

(b) The officers of the Corporation shall be elected by the Board of Directors at the regular annual meeting of the. Board following the annual meeting of shareholders.

(c) Each officer shall. hold office- until the annual meeting of the Board of Directors next succeeding his or her election, and until his or her successor. shall have been duly elected and qualified, subject to earlier termination by his or her death, resignation or removal.

Section 2. Resignation:

Any officer may resign at any time by; giving written notice of such resignation to the Corporation. The validity of such resignation is effective, when given to the Corporation; regardless of whether or not the Board of Directors has accepted such resignation, or if a successor has been appointed.

Section 3. Removal:

Any officer elected by the Board of Directors may be removed, either with or without cause; and a successor elected by. the Board at any time.

Section 4. Compensation:

The compensation of the officers of the Corporation shall be fixed from time to time by the Board of Directors.

                          ARTICLE V - SHARES OF STOCK

Section 1. Certificate of Stock:

(a) The shares of the Corporation shall be represented by certificates or shall be uncertificated shares.

(b) Certificates shall state upon the face thereof.

     (i)  that the Corporation is formed under the laws of the State of New
          York;

     (ii) the name of the person or persons to whom such shares are issued;

    (iii) the number acid class of shares, end the designation, if any of the series which such certificate represents; and

     (iv) that such shares are transferable in the manner provided by law and in these By-Laws.

(c) Certificates shall be signed, (either manually or by facsimile), by the Chairperson, Vice-Chairperson, President or Vice President and Secretary or an Assistant Secretary or the Treasurer or Assistant Treasurer, and may be sealed with the corporate seal of the Corporation or a facsimile thereof.

(d) In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued . by the Corporation with the same effect as if he/she were such officer at the date of its issue.

(e) Certificates shall be issued in such form not inconsistent with the Certificate and as shall be approved by the Board of Directors. Such certificates shall be numbered and registered on the books of the Corporation in the order in which they were issued.

(f) Except as otherwise provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing shares of the same class and series shall be identical.

Section 2. Lost or Destroyed Certificates:

The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost. The Board of Directors may require the owner of such lost or destroyed certificate, or his or her legal representative, to give the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against it on account of the alleged loss or destruction of any such certificate or the issuance of any such new certificate before issuing a -new certificate or certificates in place of any certificate or certificates issued by the Corporation allegedly lost or destroyed.

Section 3. Transfers of Shares:

(a) Transfers or registration of transfers of shares of the Corporation shall be made on the stock transfer books of the Corporation by the registered holder thereof, or by his or her attorney duly authorized by a written power of attorney; and in the case of shares represented by certificates, only after the surrender to the Corporation of the certificates representing such shares with such shares. properly endorsed, with such evidence of the authenticity of such endorsement, transfer, authorization -and other matters as the Corporation may reasonably require, and the payment of all stock transfer taxes due thereon.

(b) The Corporation shall be entitled to treat the holder of record of any share or shares as the absolute owner thereof for all purposes and, accordingly, shall not be bound to recognize any legal, equitable or other claim to, or interest in, such share or shares on the part of any other person, whether or not it shall have express. or other notice thereof, except as otherwise expressly, provided bylaw.

Section 4. Record Date:

(a) The Board of Directors may fix, in advance, which shall not be more than fifty, nor less than ten days before the meeting or action requiring a determination of. shareholders, as the record date for the determination of shareholders entitled to receive notice of, or to vote at, any meeting of shareholders, or to consent to any. proposal without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividends, or allotment of any rights, or for the purpose of any other action. If no record date is fixed, the record date for shareholders entitled to a notice of meeting shall be at the close of business on the day preceding the day on which notice is given, or, if no notice is given, the day, on which the meeting is held; the record date for determining shareholders of record for any other purpose shall be at the close of business on the date on which the resolution of the Directors relating thereto is adopted.

(b) A determination of shareholders entitled to notice of or to vote at a shareholders' meeting is effective for any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting.

                             ARTICLE VI - DIVIDENDS

Subject to applicable law and the Certificate, dividends may be declared and paid out of earned surplus only, in such amounts, and at such time or times as the Board of Directors may determine., so long as the Corporation is not insolvent when such dividend is paid or rendered insolvent by the payment of such dividend.

                           ARTICLE VII - FISCAL YEAR

The fiscal year of the Corporation shall be fixed and shall be subject to change by the Board of Directors from time to time, subject to applicable law.

                         ARTICLE VIII - CORPORATE SEAL

The corporate seal, if any, shall be in such form as shall be prescribed and altered, from time to time, by the Board of Directors.

                            ARTICLE IX - AMENDMENTS

Section 1. Initial By-Laws:

The initial By-Laws of the Corporation shall be adopted by the Incorporators at its organizational meeting.

Section 2. By Shareholders:

All By-Laws of the Corporation shall be subject to alteration or repeal, and new By-Laws may be made, by a majority vote of the shareholders at the time entitled to vote in the election of Directors even though these By-Laws may also be altered, amended or repealed by the Board of Directors.

Section 3. By Directors:

The Board of Directors shall have power to make, adopt, alter, amend. and repeal, from time to time, By-Laws of the Corporation.

                          ARTICLE X - INDEMNIFICATION

The Corporation shall indemnify every person who was or is a party or is or was threatened to be made party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a Director, officer, employee, agent or controlling shareholder of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee, agent or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including counsel fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding, to the full extent permitted by applicable law. Such indemnification may, in the discretion of the Board of Directors, include advances of his or her expenses in advance of final disposition of such action, suit or proceeding, subject to the provisions of any applicable statute. The Directors shall have the power to purchase and maintain insurance for or for the benefit of any persons who are or were at any time Directors, officers or. employees of any Relevant Company (as defined below) including (without prejudice to the generality of the foregoing) insurance against any liability incurred by such persons in respect of any act or omission in the actual or purported execution and/or discharge of their duties and/or in the exercise or purported exercise of their powers and/or otherwise in relation to their duties, powers or offices in relation to any Relevant Company.

For the purposes hereof "Relevant Company" shall mean the Corporation, any holding company of the Corporation or any other body, whether or not incorporated, in which the Corporation or such holding company or any other body, whether or not incorporated, has or had any interest whether direct or indirect or which is in any way allied to or associated with the Corporation, or any subsidiary of the Corporation or of any such other body.


                         ARTICLE XI - WAIVER OF NOTICE

(a) Shareholders:

Whenever any notice is required to be given by. law, the Certificate or these By-Laws to the shareholders of the Corporation of a. meeting of shareholders, a written waiver of notice submitted to the Corporation before or after the meeting or the attendance at the meeting by any shareholder, shall constitute a waiver of notice of. such meeting, except when the person attends the meeting for the express purpose of objecting to the lack of notice thereof, prior to the conclusion of the meeting.

(b) Directors:

Whenever any notice is required to be given by law, the Certificate or these By-Laws to, the Directors of the Corporation of a special meeting of the Board of Directors, a written waiver of notice submitted to the Corporation before or after the meeting or the attendance at the meeting by any Director, shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting to the lack of notice thereof prior to the commencement of the meeting.

These By-Laws have been adopted as the By-Laws of the Corporation.

                                                                signature
                                                          ---------------------
                                                          Secretary

Dated: March 2, 2002

                  [LOGO]                                       State of New York
                                                              Banking Department


WHEREAS, the organization certificate of Law Debenture Trust Company of New York, New York, New York, has heretofore Been duly approved and said LAW DEBENTURE TRUST COMPANY OF NEW YORK has complied with the provisions of Chapter 2 of the Consolidated Laws,

Now Therefore, I, MICHAEL J. LESSER as Deputy Superintendent of Banks of the State of New York, do hereby authorize the said Law DeBenture Trust Company of New York to transact the Business of a LIMITED PURPOSE TRUST COMPANY at 767 Third Avenue, Borough of Manhattan, City of New York within this State.



                                            In Witness Whereof, I have hereunto
                                            set my hand and affixed the official
                                            seal of the Banking Department, the
                                            8TH day of MAY in the year
                                            TWO-THOUSAND AND TWO.


                                                 /s/ Michael J. Lesser
                                            ------------------------------------
                                               Deputy Superintendent of Banks

T-1 Item 16

--------------------------------------------------------------------------------


       CONSOLIDATED REPORT OF CONDITION (ATTACHED AS EXHIBIT A HERETO) OF


                     LAW DEBENTURE TRUST COMPANY OF NEW YORK

                    of 767 Third Avenue, New York, NY 10017,

a limited purpose trust company ("LDTC-NY") and U.S. subsidiary of Law Debenture Corporation plc, London, England ("Law Debenture"), at the close of business June 30, 2003, published with the Federal Financial Institutions Examination Council/Board of Governors of the Federal Reserve System, and in accordance with Chapter 2 of the Consolidated Laws of the State of New York Banking Department license granted on May 8, 2002.

Subsequent to this Consolidated Report of Condition dated June 30, 2003, a Guarantee and Keep Well Agreement (attached as Exhibit B hereto) was executed by subsidiaries of Law Debenture, to effect capitalization of LDTC-NY in the total aggregate amount of $50,000,000, on July 12, 2002 and remains in full effect.

         I, Nancy Jo Kuenstner, President and Director of Law Debenture Trust Company of New York do hereby declare that this Report of Condition has been prepared in conformance with instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

         IN WITNESS WHEREOF, I have executed this certificate the 10th day of September, 2003.

                                     /s/ Nancy Jo Kuenstner
                                   ------------------------
                                   Nancy Jo Kuenstner
                                   President and Director
                                   Law Debenture Trust Company of New York


I, Daniel R. Fisher, Senior Vice President of Law Debenture Trust Company of New York, do hereby attest that the signature set forth above is the true and genuine signature of Nancy Jo Kuenstner, President of Law Debenture Trust Company of New York.


Attested by:   /s/ Daniel R. Fisher
             ----------------------
Its:         Senior Vice President

                                                                                                            FFIEC 041
                                                                                                            Page RC-1
                                                                                                               ------
                                                                                   EXHIBIT A                    11
                                                                                   page 1 of 2
                                                                                                               ------

------------------------------------------------------------------------------------------------------------------------------------

Law Debenture Trust Company of New York
Legal Title of Bank


New York
City


New York                   10017
State                      Zip Code


DIC Certificate Number
                         -- - -- -- --



Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for June 30, 2003

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet

                                                                                     ------- ---- ----- ------
                                                     Dollar Amounts in Thousands     RCON    BII  MII   Thou
------------------------------------------------------------------------------------ ------- ---- ----- ------
ASSETS
                                                                                     ------- ---- ----- ------
1. Cash and balances due from depository institutions (from Schedule RC-A):          0081                  17  1.a
                                                                                     ------- ---- ----- ------
   a.  Noninterest-bearing balances and currency and coin1.........................
                                                                                     ------- ---- ----- ------
   b. Interest-bearing balances2...................................................  0071            2    500  1.b
                                                                                     ------- ---- ----- ------
2. Securities
                                                                                     ------- ---- ----- ------
   a. Held-to-maturity securities (from Schedule RC-B, column A)...................  1754                      2.a
                                                                                     ------- ---- ----- ------
   b. Available-for-sale securities (from Schedule RC-B, column D).................  1773                      2.b
                                                                                     ------- ---- ----- ------
3. Federal funds sold and securities purchased under agreements to resell:
                                                                                     ------- ---- ----- ------
   a. Federal funds sold...........................................................  B987                      3.a
                                                                                     ------- ---- ----- ------
   b. Securities purchased under agreements to resell3.............................  B989                      3.b
                                                                                     ------- ---- ----- ------
4. Loans and lease financing receivables (from Schedule RC-C):.....................
                                                                                     ------- ---- ----- ------
   a. Loans and leases held for sale...............................................  5389                      4.a
                                                                                     ------- ---- ----- ------
                                                             ------ ----- ----- ---- ------- ---- ----- ------
   b. Loans and leases, net of unearned income.............  B528                                              4.b
                                                             ------ ----- ----- ---- ------- ---- ----- ------
   c. LESS: Allowance for loan and lease losses              3123                                              4.c
                                                             ------ ----- ----- ---- ------- ---- ----- ------
   d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c...  B529                      4.d
                                                                                     ------- ---- ----- ------
..  Trading assets (from Schedule RC-D).............................................  3545                      5.
                                                                                     ------- ---- ----- ------
..  Premises and fixed assets (including capitalized leases)........................  2145                      6.
                                                                                     ------- ---- ----- ------
..  Other real estate owned (from Schedule RC-M)....................................  2157                      7.
                                                                                     ------- ---- ----- ------
..  Investments in unconsolidated subsidiaries and associated companies (from         2130                      8.
   Schedule RC-M)..................................................................
                                                                                     ------- ---- ----- ------
..  Customers' liability to this bank on acceptances outstanding....................  2155                      9.
                                                                                     ------- ---- ----- ------
..  Intangible assets:
                                                                                     ------- ---- ----- ------
   a. Goodwill.....................................................................  3163                      10.a
                                                                                     ------- ---- ----- ------
   b. Other intangible assets (from Schedule RC-M).................................  0426                      10.b.
                                                                                     ------- ---- ----- ------
   Other assets (from Schedule RC-F)                                                 2160                  67  11.
                                                                                     ------- ---- ----- ------
   Total assets (sum of Items 1 through 11)........................................  2170            2    584  12.
                                                                                     ------- ---- ----- ------

------
Includes cash items in process of collection and unposted debits.
Includes time certificates of deposit not held for trading.
Includes all securities resale agreements, regardless of maturity.


                                                                                                     EXHIBIT A
                                                                                                   page 2 of 2

Schedule RC--Continued

                                                                            ---------- ----- ------- --------
                                                     Dollar Amounts in      RCON       BII   MII     Thou
Thousands
--------------------------------------------------------------------------- ---------- ----- ------- --------
LIABILITIES
--------------------------------------------------------------------------- ---------- ----- ------- --------
13.  Deposits:
                                                                            ---------- ----- ------- --------
   a.  In domestic offices (sum of totals of Columns A and C from           2200                              13.a.
       Schedule RC-E.......................................................
                                                                            ---------- ----- ------- --------
                                                  ------- ----- ----- ----- ---------- ----- ------- --------
      (1) Noninterest-bearing1..................  6631                                                        13.a.(1)
                                                  ------- ----- ----- ----- ---------- ----- ------- --------
      (2) Noninterest-bearing...................  6636                                                        13.a.(2)
                                                  ------- ----- ----- ----- ---------- ----- ------- --------
                                                                            ---------- ----- ------- --------
   b.  Not applicable                                                                                         1.b
                                                                            ---------- ----- ------- --------
14.  Federal funds purchased and securities sold under agreements to repurchase:
                                                                            ---------- ----- ------- --------
   a. Federal funds purchased2............................................  B993                              14.a.
                                                                            ---------- ----- ------- --------
   b. Securities sold under agreements to repurcahse3.....................  B995                              14.b.
                                                                            ---------- ----- ------- --------
15.  Trading liabilities (from Schedule RC-D).............................  3548                              15.
                                                                            ---------- ----- ------- --------
16.  Other borrowed money (includes mortgage indebtedness and obligations
                                                                            ---------- ----- ------- --------
     under capitalized leases) (from Schedule RC-M).......................  3190                              16.
                                                                            ---------- ----- ------- --------
17.  Not applicable.......................................................
                                                                            ---------- ----- ------- --------
18.  Bank's liability on acceptances executed and outstanding.............  2920                              18.
                                                                            ---------- ----- ------- --------
19.  Subordinated notes and debentures4...................................  3200                              19.
                                                                            ---------- ----- ------- --------
20.  Other liabilities (from Schedule RC-G)...............................  2930                              20.
                                                                            ---------- ----- ------- --------
21.  Total liabilities (sum of items 13 through 20).......................  2948                     80       21.
                                                                            ---------- ----- ------- --------
22.  Minority interest in consolidated subsidiaries.......................  3300                              22.
                                                                            ---------- ----- ------- --------
EQUITY CAPITAL
                                                                            ---------- ----- ------- --------
23.  Perpetual preferred stock and related surplus........................  3388                              23.
                                                                            ---------- ----- ------- --------
24.  Common stock.........................................................  3230                     1        24.
                                                                            ---------- ----- ------- --------
25.  Surplus (exclude all surplus related to preferred stock).............  3839             3       064      25.
                                                                                             -
                                                                            ---------- ----- ------- --------
26.  a.  Retained earnings................................................  3632                     (561)    26.a.
                                                                            ---------- ----- ------- --------
     b. Accumulated other comprehensive income5...........................  B530                              26.b.
                                                                            ---------- ----- ------- --------
27.  Other equity capital components6.....................................  A130                              27.
                                                                            ---------- ----- ------- --------
28.  Total equity capital (sum of items 23 through 27)....................  3210             2       504      28.
                                                                            ---------- ----- ------- --------
29.  Total liabilities, minority interest, and equity capital (sum of       3300             2       584      29.
     items 21, 22, and 28)................................................

Memorandum
TO BE REPORTED WITH THE MARCH REPORT OF CONDITION.

                                                                                           -------- -----------
1.  Indicate in the box at the right the number of the statement below that best           RCON       Number
    describes the most comprehensive level of auditing work performed for the bank         -------- -----------
    by independent external auditors as of any date during 2002........................    6724                 M.1.
                                                                                           -------- -----------

                                                                                           -------- -----------
1.  Indicate in the box at the right the number of the statement below that best           RCON       Number
    describes the most comprehensive level of auditing work performed for the bank         -------- ------------
    by independent external auditors as of any date during 2002........................    6724                 M.1.
                                                                                           -------- -----------

=      Independent audit of the Trust conducted in         4 =    Directors' examination of the bank conducted in
       accordance generally accepted auditing standards           accordance with generally accepted auditing standards
       by a certified public certified public accounting          by a certified public accounting firm (may be required
       firm which submits a report on the bank                    by state chartering authority)

=      Independent audit of the bank's parent holding      5 =    Directors' examination of the bank performed by
       company con-                                               other external
       ducted in accordance with generally accepted               auditors (may be required by state chartering
       auditing                                                   authority)
       standards by a certified public accounting firm     6 =    Review of the bank's financial statements by
       which submits                                              external auditors
       a report on the consolidated holding company (but   7 =    Compilation of the bank's financial statements by
       not on the                                                 external
       bank separately)                                           auditors
=      Attestation on bank management's assertion on the   8 =    Other audit procedures (excluding tax preparation
       effective-                                                 work)
       ness of the bank's internal control over            9 =    No external audit work.
       financial reporting by a
       certified public accounting firm.

-----------
Includes total demand deposits and noninterest-bearing time and savings deposits.
Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "Other borrowed money."
Includes all securities repurchase agreements, regardless of maturity.
Includes limited life preferred stock and related surplus.
Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.
Includes treasury stock and unearned Employee Stock Ownership Plan shares.

                                                                       EXHIBIT B

                        GUARANTEE AND KEEP WELL AGREEMENT

This Guarantee and Keep Well Agreement (the "Agreement") dated as of July 12, 2002 is entered into by and among Law Debenture Guarantee Limited (the "Guarantor"), LDC Trust Management Limited (the "Parent"), and Law Debenture Trust Company of New York (the "Trust Company").

WHEREAS, the Guarantor and the Trust Company are wholly-owned subsidiaries of the Parent;.

WHEREAS, in order to enable the Trust Company to conduct its corporate trust business and meet qualification requirements of documents pertaining to its acceptance of trust appointments, the Trust Company requires combined capital and surplus of U.S. $50,000,000; and

WHEREAS, the Parent and the Guarantor have determined that the execution and delivery by them of this Agreement is necessary in order for the Trust, Company to conduct, promote and attain corporate trust business in the United States.

Now, THEREFORE, in consideration of the premises herein and intending to be legally bound by this Agreement, each of the Guarantor, the Trust Company and the Parent hereby agree as follows:

         1.       Stock Ownership.

                  During the term of this Agreement, the Parent will own, indirectly or directly, all of the capital stock of the Trust Company and the Guarantor; provided, however, that, upon sixty (60) days' prior written notice to and the consent of the Trust Company (which consent shall not be unreasonably withheld), the Guarantor may sell, transfer or otherwise assign any such capital stock (or any interest therein) that it now owns or may hereafter acquire.

         2.       Covenants of the Parent.

         It is understood and agreed by all parties hereto that the obligations under Section 3(a) are solely those of the Guarantor and no recourse can be had in connection therewith against the Parent. .

                           (a) The Parent agrees that during the term of this
                  Agreement, it shall not, without the prior written consent of the Trust Company and the Guarantor, unless it has already contributed the Maximum Aggregate Capitalization Amount (as defined below), cause the Guarantor to consolidate with or merge into any other corporation, or liquidate, wind up or dissolve the Guarantor (or otherwise cause the Guarantor to suffer any liquidation, winding up or dissolution), or sell, transfer, lease or otherwise dispose of all or substantially all of its assets, whether now owned orhereafter acquired, to any person, except (i) the merger or consolidation of the Guarantor and any person, provided, that the surviving corporation is the Guarantor, and (ii) sales, transfers, leases and other dispositions of assets in the ordinary course of the Guarantor's business, provided, that such sale, transfer, lease or other disposition of assets does not materially adversely affect the Guarantor's ability to perform its obligations hereunder.

                           (b) If, during the term of this Agreement, the
                  Guarantor is unable or refuses to perform its obligations under section 3(a) of this Agreement, the Parent may, at its option or at the request of the Trust Company, cause such obligations to be performed. During the term of this Agreement, the Parent agrees to monitor the financial condition and management of the Guarantor and the Trust Company.

         3.       The Guarantee.

                           (a) The Guarantor hereby guarantees a combined
                  capital and surplus to the Trust Company in the amount of U.S. $50 million; provided, however, that the maximum amount of capitalization shall not at any time exceed U.S. $50,000,000 in the aggregate (the "Maximum Aggregate Capitalization Amount"). Under no circumstances shall the Guarantor be required to pay or contribute any amounts in excess of the Maximum Aggregate Capitalization Amount hereunder.

                           (b) If, during the term of this Agreement, the Trust
                  Company is unable to make timely payment of any debt, liability or other obligation as the same shall become due (the "Guaranteed Obligations"), the Trust Company shall request from the Guarantor, and the Guarantor promptly shall provide the Trust Company, pursuant to its obligations under
                  (a) above, such funds (in the form of cash or liquid assets in an amount sufficient to permit the Trust Company to make timely payment in respect of such debt; liability or other obligation) as equity, provided, however, that such Guaranteed Obligations shall not in the aggregate exceed the Maximum Aggregate Capitalization Amount. Any request for payment pursuant to this section shall specifically identify the debt, liability or other obligation in respect of which the Trust Company is unable to make timely payment and with respect to which the Trust Company seeks funds not to exceed the Maximum Aggregate Capitalization Amount. Each of the Trust Company and the Guarantor hereby acknowledges that any funds provided by the Guarantor pursuant thereto shall be used solely to make payment with respect to such identified Guaranteed Obligation and not for any other purposes. Notwithstanding any termination of this Agreement as provided hereunder or otherwise, this Agreement shall continue in effect or be reinstated with respect to the payment of a debt, liability or an obligation which is rescinded or must otherwise be returned upon the insolvency, bankruptcy, reorganization, dissolution or liquidation of the Trust Company, all as though such payment had not been made, provided, however, that such Guaranteed Obligations shall not in the aggregate exceed the Maximum Aggregate Capitalization Amount.

                           (c) Any payments made hereunder by the Guarantor to
                  the Trust Company within 30 days after the end of a quarterly period shall be deemed to have been made as of the end of such period.

                           (d) This Agreement may be amended from time to time
                  by mutual written consent of duly authorized officers of each of the Guarantor, the Parent and the Trust Company.

                           (e) This Agreement may be terminated only upon,
                  written notification to the Trust Company by the Guarantor and the Parent, and in no event shall termination occur earlier than ninety days following such written notification: Unless so terminated, this Agreement shall remain in effect for the duration of the Trust Company's conducting of trust business in the United States.

                           (f) The Guarantor hereby waives any failure or delay
                  on the part of the Trust Company in asserting or enforcing any of its rights or in making any claims or demands hereunder. The Trust Company may at any time, without the Guarantor's consent, without notice to the Guarantor and without affecting or impairing the Trust Company's rights, or impairing the Guarantor's obligations hereunder, do any of the following with respect to any obligation: (a) grant renewals and extensions of time, for payment or otherwise, (b) accept new or additional documents, instruments or agreements relating to or in substitution of said obligation, or (c) otherwise handle the enforcement of its respective rights and remedies in accordance with its business judgment.

                           (g) Nothing in this Agreement, express or implied,
                  shall give to any person, other than the patties hereto and their successors and assigns hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

                           (h) The covenants herein set forth shall be mutually
                  binding upon, and inure to the mutual benefit of the Guarantor and its successors and assignees, the Trust Company and its respective successors and assignees, and to the Parent and its respective successors and assignees.

                           (i) The obligations of the Guarantor under this
                  Agreement are absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation:

                                    (i) any lack of validity or enforceability
                           of this Agreement or any other document or instrument relating hereto;

                                    (ii) any extension or renewal for one or
                           more periods (whether or not longer than the original period) or change in the time, manner, or place or payment of, or in any other term of, all or any of the Guaranteed Obligations;

                                    (iii) any change in the ownership of capital
                           stock of the Trust Company or any change in the identity or structure of the Trust Company, whether by consolidation, merger or otherwise;

                                    (iv) any release or amendment or waiver of
                           or consent to departure from the terms of this Agreement; or,

                                    (v) any other circumstance which might
                           otherwise constitute a defense available to, or a discharge of, the Guarantor in respect of the Guaranteed Obligations in respect of this Agreement.

         4.       Representations and Warranties.

                           (a)      The Guarantor hereby represents that:

                                    (i) the Guarantor is a corporation duly
                           organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation; and

                                    (ii) the Guarantor has the requisite power
                           and authority to execute, deliver, and perform its obligations under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

                           (b) The Parent hereby represents that the Parent owns
                  directly or indirectly 100% of the issued and outstanding voting common stock of the Trust Company and the Guarantor.

         5.       Governing Law and Submission to Jurisdiction

                           (a) Governing Law - This Agreement shall be governed
                  by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

                           (b) The Parent and the Guarantor hereby irrevocably
                  consent to and hereby submit themselves to the jurisdiction of the United States District Court of the Southern District of New York (the "New York Court") solely in connection with any proceeding relating hereto.

                           (c) The Parent and the Guarantor hereby severally
                  represent and warrant each in respect of itself alone that it has no right to immunity from the service of process or jurisdiction or any judicial proceedings of any competent court located pursuant to section (b) above or from execution of any judgment in the United States or from the execution or enforcement therein of any arbitration decision in respect of any suit, action, proceeding or any other matter solely arising out of or relating to its obligations under this Agreement or the transactions contemplated hereby, and to the extent that the Parent or the Guarantor is or becomes entitled to any such immunity with respect to the service of process or jurisdiction or any judicial proceedings of any competent court located pursuant to section (b) above, and to the extent permitted by law, it does hereby and will irrevocably and unconditionally agree not to plead or claim any such immunity solely with respect to its obligations hereunder or any other matter under or arising out of or in connection with this Agreement or the transactions contemplated hereby.

IN WITNESS WHEREOF, each of the Guarantor, the Trust Company and the Parent have caused this Agreement to be executed by their respective duly authorized officers as of this _12_ day of July 2002.

LAW DEBENTURE GUARANTEE LIMITED

By: /s/ Caroline J Banszky
    ------------------------
Name: CAROLINE J BANSZKY
Title: DIRECTOR

LDC TRUST MANAGEMENT LIMITED

By: /s/ Julian Mason-Jebb
   -------------------------
Name: JULIAN MASON-JEBB
Title: DIRECTOR

LAW DEBENTURE TRUST COMPANY OF NEW YORK.

By: /s/ Nancy Jo Kuenstner
    ------------------------
Name: N J KUENSTNER
Title: President

                     LAW DEBENTURE TRUST COMPANY OF NEW YORK
                             INCUMBENCY CERTIFICATE

     I, Nancy Jo Kuenstner, hereby certify that I am President of Law Debenture Trust Company of New York, a limited purpose trust company established in accordance with the laws of the State of New York, and that as such I am authorized to execute this Incumbency Certificate on behalf of Law Debenture Trust Company of New York. I hereby certify that the following person is a duly elected and qualified incumbent in the corporate offices indicated, and the signature set forth opposite the name of each such person is the true and genuine specimen signature of such person and each such person is authorized to sign or countersign, execute, acknowledge, endorse, verify, deliver or accept on behalf of Law Debenture Trust Company of New York, whether in a fiduciary capacity or otherwise, all agreements, checks, drafts, orders, indentures, notes, mortgages, deeds, conveyances, transfers, endorsements, assignments, certificates, declarations, receipts, discharges, releases, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, undertakings, guarantees, proxies and other instruments or documents.

NAME                    OFFICE                   SIGNATURE
----                    ------                   ---------
Nancy Jo Kuenstner      President                /s/ Nancy Jo Kuenstner
                                                 -----------------------------

Daniel R. Fisher        Senior Vice President    /s/ Daniel R. Fisher
                                                 -----------------------------


     IN WITNESS WHEREOF, I have executed this certificate this 4th day of February, 2003.

                                         /s/ Nancy Jo Kuenstner
                                         ----------------------
                                    By:  Nancy Jo Kuenstner
                                    Its: President

     I, Caroline J. Banszky, Secretary and Director of the Board of Law Debenture Trust Company of New York, do hereby attest that the signature set forth opposite the name above, is the true and genuine specimen signature of Nancy Jo Kuenstner, President of Law Debenture Trust Company of New York. By my signature, I authorize the officers of Law Debenture Trust Company of New York to take such action as described above.

                                    /s/ Caroline J. Banszky
                                    ------------------------
                                    By: Caroline J. Banszky
                                    Its: Secretary and Director of the Board

                                             September 10, 2003

To Whom It May Concern:

     Pursuant to the provisions of Section 321(b) of the Trust Indenture Act of 1939, Law Debenture Trust Company of New York ("Law Debenture") hereby consents that reports of examinations by Federal, State, Territorial or District authorities pertaining to Law Debenture may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

     If you have any questions, please contact Daniel Fisher, Senior Vice President, Law Debenture Trust Company of New York at (212) 750-6474.

                                   LAW DEBENTURE TRUST COMPANY OF NEW YORK



                                   By: /s/ Daniel R. Fisher
                                       -----------------------
                                       Daniel R. Fisher
                                       Its: Senior Vice President